UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Soliciting Material Under Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials

TrueBlue, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1	Title of each class of securities to which transaction applies:
	2	Aggregate number of securities to which transaction applies:
	3	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4	Proposed maximum aggregate value of transaction:
	5	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1	Amount previously paid:

	2	Form, Schedule or Registration Statement No.:

	3	Filing Party:
	4	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 13, 2020.

Meeting Information

TRUEBLUE, INC.	Meeting Type: Annual Meeting
For holders as of: March 16, 2020

Date: May 13, 2020 Time: 10:00 a.m. (Pacific Daylight Time)

	Location:	TrueBlue, Inc. 1015 A Street Tacoma, WA 98402

TRUEBLUE, INC. C/O COMPUTERSHARE TRUST COMPANY PO BOX 505000 LOUISVILLE, KY 40233-5000
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com, by scanning the QR Code on the reverse side, or by requesting a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D04674-P34044

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Code below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Code above. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote In Person: Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you must present valid identification and you will need to request a ballot to vote.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D04675-P34044

Voting Items

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees:
	1a.	Colleen B. Brown

	1b.	A. Patrick Beharelle

	1c.	Steven C. Cooper

	1d.	William C. Goings

	1e.	Kim Harris Jones

	1f.	Jeffrey B. Sakaguchi

	1g.	Kristi A. Savacool

	1h.	Bonnie W. Soodik

The Board of Directors recommends you vote FOR the following proposal:

2.	To approve, by advisory vote, compensation for our named executive officers.

The Board of Directors recommends you vote FOR the following proposal:
3.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2020.

D04676-P34044

D04677-P34044